SPIRIT OF AMERICA

INVESTMENT FUND, INC.

(the “Company”)

Spirit of America Real Estate

Income and Growth Fund

Class A Shares

Class B Shares

Spirit of America Large Cap

Value Fund

Class A Shares

Spirit of America High Yield Tax

Free Bond Fund

Class A Shares

Spirit of America

Income Fund

Class A Shares

Prospectus

December 31, 2008

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

(the “Real Estate Fund”)

A SUMMARY OF THE REAL ESTATE FUND

Investment Objectives.    Current income and growth of capital.

Principal Strategies.    The Real Estate Fund invests primarily in real estate investment trusts (REITs) with successful track records. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests.

The Real Estate Fund intends to invest, under normal circumstances, at least 80% of its total assets in equity REITs and the equity securities of real estate industry companies. The Real Estate Fund looks for stock where the price is low in relationship to the underlying value of the company and its real estate. The Real Estate Fund evaluates price/earnings ratios to attempt to identify those REITs which have strong underlying value; selects REITs paying high dividends in comparison to other REITs; evaluates earnings and dividend growth potential and continuously monitors interest rates, occupancies, rental income and new construction.

The Real Estate Fund may also invest in mortgage-backed securities, investment-grade taxable municipal obligations and short-term investments.

Investment Risks.    Any investment involves risk. The risks associated with an investment in the Real Estate Fund include:

•

The cyclical nature of the real estate industry subjects real estate and real estate related securities held by the Real Estate Fund to any market or economic condition, such as changes in real estate values, interest rates, cash flow of underlying real estate assets and occupancy rates, that may affect the value of real estate (up or down).

•	REIT securities may be more volatile in price than the securities of larger market capitalization companies.

•	Mortgage-backed securities are subject to prepayment or non-payment on the underlying mortgage.

•

Investment-grade taxable municipal obligations may be downgraded after the Real Estate Fund invests in them. In addition, their prices will fall as interest rates rise, and rise as interest rates fall.

•

Short-term investments carry the risk that a greater rate of return may have been earned on an investment more consistent with the Real Estate Fund’s investment objectives. Their prices will fluctuate as interest rates fluctuate.

•	The Real Estate Fund concentrates in real estate and real estate related securities and the real estate sector may underperform in comparison with other investment sectors.

•	The stocks purchased by the Real Estate Fund may not appreciate in value as the Fund’s investment adviser, Spirit of America Management Corp. (the “Adviser”), anticipates.

•	The loss of your investment in the Real Estate Fund.

Suitability.    An investment in the Real Estate Fund may be suitable for long-term investors who wish to invest a portion of their overall equity portfolio in a mutual fund that invests primarily in REITs. Investors should be willing to accept the potential volatility of such investments and the risks of a fund that concentrates in a single industry.

Past Performance.    The bar chart and performance table below illustrate the risks of investing in the Real Estate Fund by showing changes in the Real Estate Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. The Real Estate Fund’s past performance (before and after taxes) does not necessarily indicate how the Real Estate Fund will perform in the future.

The bar chart shows the changes in the annual total returns for each of the last nine calendar years for the Real Estate Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown.

The performance table shows how the Real Estate Fund’s average annual returns compare with those of its benchmarks, the MSCI US REIT Index. The Adviser has chosen the MSCI US REIT Index because it more appropriately reflects the type of securities held in the portfolio and provides the best comparative information. Figures assume reinvestment of all dividends and distributions. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2007)

	1 Year	5 Years	Since Inception*
Spirit of America Real Estate Income and Growth Fund—Class A
Return Before Taxes	(23.23)%	10.71%	7.81%
Return After Taxes on Distributions(1)(2)	(25.59)%	9.09%	5.81%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	(13.88)%	8.73%	5.66%
MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)(3)	(16.82)%	17.90%	10.57%

	1 Year	5 Years	Since Inception**
Spirit of America Real Estate Income and Growth Fund—Class B(5)
Return Before Taxes (Assume no CDSC fee)	(19.58)%	11.15%	8.19%
Return Before Taxes (CDSC fee)	(24.20)%	9.84%	7.53%
MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)(3)	(16.82)%	17.90%	10.57%

*	The inception of Class A Shares was January 9, 1998.
**	The inception of Class B Shares was March 6, 1998.
(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. Prior to June 20, 2005, this index was known as the “Morgan Stanley REIT Index.”
(4)	After-tax returns are shown only for the Real Estate Fund Class A Shares. After-tax returns for the Real Estate Fund Class B Shares will vary.

FEES AND EXPENSES OF THE REAL ESTATE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Real Estate Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class B
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25	%(1)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(2)	5.75	%(3)

Annual Fund Operating Expenses:

(expenses that are deducted from the Real Estate Fund’s assets)

	Class A		Class B
Management Fees	0.97%		0.97%
Distribution and Service (12b-1) Fees	0.30%		1.00%
Other Expenses	0.48%		0.48%

Total Annual Fund Operating Expenses	1.75	%(4)	2.45	%(4)

(1)	Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See “Distribution Arrangements.”
(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See “Distribution Arrangements.”
(3)	A CDSC is imposed on redemptions of Real Estate Fund Class B Shares that are made within seven years of purchase. The CDSC is 5.75% in the first year and decreases to 0% in the eighth year, according to a declining schedule. See “Distribution Arrangements” for a CDSC schedule.
(4)

These are the total fees and expenses that the Real Estate Fund incurred for the fiscal year ended October 31, 2007. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses of Real Estate Fund Class A shares and Real Estate Fund Class B shares will not exceed 1.97% and 2.67%, respectively, of the average daily net assets of each Class. Because neither class of shares exceeded its expense limitation during the fiscal year ended October 31, 2007, the Adviser did not reimburse any expenses. However, the Adviser has agreed to continue to waive advisory fees and/or reimburse expenses for the Real Estate Fund until April 30, 2010. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Real Estate Fund within the following three years, provided the Real Estate Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. This Operating Expenses Agreement shall continue for additional one-year terms, absent 30 days’ written notice from the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Real Estate Fund with the cost of investing in other mutual funds.

The Example assumes that:

•	you invest $10,000 in the Real Estate Fund for the time periods indicated;

•	you redeem all of your shares at the end of those periods; and

•	your investment has a 5% return each year.

Although your actual costs may be higher or lower, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Real Estate Fund Class A Shares	$694	$1,047	$1,424	$2,479
Real Estate Fund Class B Shares	$823	$1,164	$1,506	$2,614

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Real Estate Fund Class A Shares	$694	$1,047	$1,424	$2,479
Real Estate Fund Class B Shares	$248	$764	$1,306	$2,614

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE REAL ESTATE FUND

Investment Objectives.    Current income and growth of capital.

General.    At least 80% of the Real Estate Fund’s total assets will be invested in equity REITs and the equity securities of real estate industry companies. A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building supplies or mortgage servicing.

When selecting equity securities, the Real Estate Fund’s Adviser focuses on whether the issuer can achieve sustainable growth in cash flow, which is a prerequisite to higher dividend paying capability. The Adviser looks for the economic viability of property markets in which the issuer operates, and the ability of management to add value through strategic focus and operating expertise. The Real Estate Fund purchases equity securities when, in the judgment of the Adviser, the market price for such securities does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by site visits, price-earnings ratios for real estate companies, cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and any other factor which may from time to time be relevant. It also monitors interest rates, occupancies, rental income and new construction.

The Adviser may sell a stock when they think the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

The Real Estate Fund may also invest in equity securities of real estate industry companies, mortgage-backed securities and investment grade taxable municipal obligations.

REITs.    The Real Estate Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Real Estate Fund.

Concentration of Investments.    The Real Estate Fund invests primarily in real estate related securities. This means the Real Estate Fund is concentrated in the real estate industry. A fund that concentrates its investments is subject to greater risk of loss than a fund that has a more diversified portfolio of investments.

Temporary Investments.    From time to time, the Real Estate Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Real Estate Fund will assume a temporary defensive posture only when economic and other factors adversely affect the real estate industry market and, in the Adviser’s opinion, present extraordinary risks in being invested primarily in real estate securities. When the Real Estate Fund maintains a temporary defensive position, it may not achieve its investment objectives.

Risks.    Investments in real estate and real estate related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Real Estate Fund’s investments are concentrated geographically, by property type or in certain other respects, the Real Estate Fund may be subject to these risks to a greater extent. The stocks purchased by the Real Estate Fund may not appreciate in value as the Adviser anticipates.

In addition, if the Real Estate Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Composite Stock Price Index.

Investing in investment grade taxable municipal obligations involves the risk of default among one or more issuers of taxable municipal obligations which are held by the Real Estate Fund. Another risk may be the inability to readily find a buyer at or near the market price should the Real Estate Fund need to quickly dispose of one or more of its positions in taxable municipal obligations. Also, municipal securities rated investment grade at the time of purchase may be subsequently downgraded.

Municipal obligations and short-term securities are subject to interest rate risk. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline.

Investing in mortgage-backed securities involves risks such as the failure of a counterparty to meet its commitments and the effects of prepayments on mortgage cash flows. Prepayment rates are influenced by changes in current interest rates and a variety of other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment, and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The Real Estate Fund may fail to recoup fully its investment in mortgage-backed securities due to the possibility of non-payment of the underlying mortgages, notwithstanding any direct or indirect governmental or agency guarantee. When the Real Estate Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of locking in interest rates.

Disclosure of Portfolio Holdings.    A description of the Real Estate Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Company’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The Real Estate Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the Real Estate Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

SPIRIT OF AMERICA LARGE CAP VALUE FUND

(the “Value Fund”)

A SUMMARY OF THE VALUE FUND

Investment Objectives.    The Value Fund seeks to provide capital appreciation with a secondary objective of current income.

Principal Strategies.    The Value Fund focuses on the large cap value segment of the U.S. equity market. The Value Fund invests at least 80% of its total assets in large cap equity securities of companies in the value segment of the market. The Value Fund considers a company to be a large cap company if it has a market capitalization of $5 billion or greater at the time of purchase. Using the “value” approach, the Value Fund’s Adviser buys those securities considered to be conservatively valued relative to the securities of comparable companies. To earn current income, the Value Fund will invest in the equity securities of companies that have a proven history of paying consistent dividends.

What is a Value Fund?

A value fund generally emphasizes stocks of companies that are believed to be fundamentally attractive based on certain valuation factors. Among the valuation factors used to evaluate these stocks will be companies with lower debt ratios than their peer group and companies which are undervalued vs. their intrinsic worth and future income potential. These stocks generally have growth prospects regarded as sub par by the market. Reflecting these market expectations, the prices of value stocks typically are below-average relative to such factors as revenue, earnings, book value and dividends.

Investment Risks.    Any investment involves risk. The risks associated with an investment in the Value Fund include:

•

Market Risk—The market value of the Value Fund’s investments fluctuates as the equity market fluctuates. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole.

•

Large Capitalization Company Risk—The Value Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•

Volatility Risk—The performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors.

•	The stocks purchased by the Value Fund, while believed by the Value Fund’s Adviser to be undervalued, may not appreciate in value as the Adviser anticipates.

•	The potential loss of your investment in the Value Fund if the Value Fund depreciates in value.

•	The risk that a portfolio holding is unable to maintain dividend payments at historical levels.

Suitability.    An investment in the Value Fund may be suitable for long-term investors who seek appreciation of capital. Investors should be willing to accept the potential volatility of such investments.

Past Performance.    The bar chart and performance table below illustrate the risks of investing in the Value Fund by showing changes in the Value Fund’s performance from year to year and by showing how the Value Fund’s average annual total returns compare with those of a broad measure of market performance. The Value Fund’s past performance (before and after taxes) does not necessarily indicate how the Value Fund will perform in the future.

The bar chart shows the changes in annual total returns for the last five calendar years for the Value Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown.

The performance table shows how the Value Fund’s average annual returns compare with those of the S&P 500 Index. Figures assume reinvestment of all dividends and distributions. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2007)

	1 Year	5 Years	Since Inception*
Spirit of America Large Cap Value Fund—Class A
Return Before Taxes	2.62%	9.86%	8.49%
Return After Taxes on Distributions(1)(2)	1.62%	9.41%	8.07%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	2.86%	8.55%	7.34%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)	5.49%	12.81%	11.20%

*	The inception of the Value Fund Class A Shares was August 1, 2002.
(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.

FEES AND EXPENSES OF THE VALUE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25	%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(2)

Annual Fund Operating Expenses:

(expenses that are deducted from the Value Fund’s assets)

	Class A
Management Fees	0.97%
Distribution and Service (12b-1) Fees	0.30%
Other Expenses	0.68%

Total Annual Fund Operating Expenses	1.95	%(3)

(1)	Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See “Distribution Arrangements.”
(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See “Distribution Arrangements.”
(3)	These are the total fees and expenses that the Value Fund incurred for the fiscal year ended October 31, 2007. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.97% of the average daily net assets of the Value Fund. The Adviser has agreed to continue to waive advisory fees and/or reimburse expenses for the Value Fund until April 30, 2010. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Value Fund within the following three years, provided the Value Fund is able to make such reimbursement and remain in compliance with the expense limitation stated above. This Operating Expenses Agreement shall continue for additional one-year terms, absent 30 days’ written notice from the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds.

The Example assumes that:

•	you invest $10,000 in the Value Fund for the time periods indicated;

•	you redeem all of your shares at the end of those periods; and

•	your investment has a 5% return each year.

Although your actual costs may be higher or lower, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Value Fund Class A Shares	$713	$1,105	$1,522	$2,680

You would pay the same amount of expenses if you did not redeem your shares.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS OF THE VALUE FUND

Investment Objectives.    Capital appreciation with a secondary objective of current income.

General.    The Value Fund invests at least 80% of its total assets in large cap equity securities of companies in the value segment of the market. In order to achieve current income, the Value Fund will invest in equity securities with a proven history of paying consistent dividends.

The Value Fund invests in publicly registered companies which are generally listed on the New York Stock Exchange (“NYSE”), American Stock Exchange or NASDAQ. The Value Fund defines large cap for purposes of the 80% test as companies having a market capitalization in excess of $5 billion. The Value Fund will focus on companies which may be established in their industry, but are deemed to be undervalued by the Value Fund’s Adviser. As part of the investment process, the Adviser also looks at the economic viability of a company and its market sector, as well as the ability of management to add significant value through strategic focus and operating expertise.

The Adviser may sell a stock when they think the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

Temporary Investments.    From time to time, the Value Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Value Fund will assume a temporary defensive position only when economic and other factors adversely affect the equity market. When the Value Fund maintains a temporary defensive position, it may not achieve its investment objectives.

Stock Market Risks.    The market value of the Value Fund’s investments will fluctuate as the equity market fluctuates. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole. Performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors. The stocks purchased by the Value Fund may not appreciate in value as the Adviser anticipates.

Value Investing.    The value approach to investing involves the risk that the stocks selected by the Adviser may remain undervalued. Value stocks as a group may be out of favor and under-perform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. In addition, the Value Fund may have to forgo investments that show growth potential if they are inconsistent with its value investment strategy.

Value funds often focus many of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within such industries than would a more diversified portfolio of securities.

Other risks include the risk associated with dividend-paying companies, such as the company’s inability to continue regular dividend payments.

Disclosure of Portfolio Holdings.    A description of the Value Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Company’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The Value Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the Value Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

SPIRIT OF AMERICA HIGH YIELD TAX FREE BOND FUND

(the “High Yield Tax Free Fund”)

A SUMMARY OF THE HIGH YIELD TAX FREE FUND

Investment Objectives.    The High Yield Tax Free Fund seeks high current income that is exempt from federal income tax, including alternative minimum tax.

Principal Strategies.    The High Yield Tax Free Fund seeks to achieve its investment objectives by investing, under usual circumstances, at least 80% of its assets in municipal bonds that are exempt from federal income tax, including the alternative minimum tax. Typically, Municipal Bonds are issued by or on behalf of states and local governments and their agencies, authorities and/or other instrumentalities. The portfolio manager seeks out Municipal Bonds with the potential to offer high current income, generally focusing on Municipal Bonds that can provide consistently attractive current yields. Although the High Yield Tax Free Fund tends to maintain a long-weighted average maturity, there are no maturity restrictions on the High Yield Tax Free Fund or on individual securities. The High Yield Tax Free Fund is non-diversified such that the Fund may concentrate its assets in a smaller number of issuers.

The High Yield Tax Free Fund intends to invest a substantial portion of its assets in high yield Municipal Bonds and “private activity” bonds that, at the time of purchase, are rated below investment grade by Standard and Poor’s, Moody’s or Fitch, or if unrated, determined by the Fund to be of comparable quality (frequently referred to as “junk bonds”). The Fund may also invest, without limitation, in higher rated municipal bonds. The High Yield Tax Free Fund may invest a portion of its total assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For Fund investors subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations and, as such, a portion of the Fund’s distribution may be subject to federal income tax.

The High Yield Tax Free Fund may also invest a portion of its total assets in municipal bonds that finance projects such as those relating to utilities, transportation, health care, housing and education, and a portion of its total assets in industrial development bonds.

The High Yield Tax Free Fund may invest in other debt obligations, including two types of municipal bonds known as tobacco settlement revenue bonds and tobacco bonds subject to a state’s appropriation pledge (“Tobacco Bonds”).

The High Yield Tax Free Fund may invest in Municipal Lease Agreements and Certificates of Participation. Municipal leases are used by state and local governments to obtain financing to acquire land, equipment or facilities. Certificates of participation represent a proportionate interest in payments made under municipal lease obligations.

The High Yield Tax Free Fund may also invest insured municipal bonds, zero coupon bond and zero coupon convertible bonds, and exchange traded funds (“ETFs”).

The High Yield Tax Free Fund may invest in other types of fixed income instruments including securities issues by entities, such as trusts, whose underlying assets are municipal bonds. The High Yield Tax Free Fund may also invest in Private Placements.

Investment Risks.    An investment in the High Yield Tax Free Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the High Yield Tax Free Fund’s share price will fluctuate within a wide range. There is no assurance that the High Yield Tax Free Fund will achieve its investment objective. The High Yield Tax Free Fund’s performance could be adversely affected by the following principal risks:

•

Limited Operating History. The High Yield Tax Free Fund commenced operations on February 29, 2008 and, therefore, has a limited history of operations. It is designed for long-term investors and not as a trading vehicle. From time to time, the High Yield Tax Free Fund may not achieve the desired portfolio composition and, under inopportune market or economic conditions, it may not be able to achieve its investment objective.

•

Interest Rate Risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the High Yield Tax Free Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

•

Credit Risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that Bond to decline. Credit risk should be moderate to high for the High Yield Tax Free Fund since it seeks to invest a portion of the Fund’s assets in low-quality bonds.

•

Credit Risks of Lower-Grade Securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment- grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the High Yield Tax Free Fund’s ability to sell these securities (see “Liquidity Risk”, described below) at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the High Yield Tax Free Fund may lose its entire investment in those securities.

•

Call Risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. The High Yield Tax Free Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk is typically higher for long-term bonds.

•

Tobacco Bond Risk, which is the possibility that payments of principal and interest, which are not generally backed by the full faith, credit or taxing power of the state or local government, may, with respect to “Tobacco Settlement Revenue Bonds,” be affected by fluctuations in the future revenue flow from Tobacco Companies used to secure these payments or, in the case of “Subject to Appropriation Tobacco Bonds,” by a state’s inability or failure to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due.

•

Non-Diversification Risk, which is the risk that by concentrating its investments in a lesser number of securities, the High Yield Tax Free Fund may be more vulnerable to adverse events and/or market conditions affecting those particular securities as opposed to spreading that risk out over a greater number of securities.

In addition, the High Yield Tax Free Fund has the following non-principal risks:

•	Income Risk, which is the possibility that the High Yield Tax Free Fund’s income will decline because of falling interest rates.

•

Liquidity Risk, which is the possibility that particular investments are difficult to purchase or sell. The High Yield Tax Free Fund’s investment in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous price or time. To the extent that the High Yield Tax Free Fund invests in securities with substantial market and/or credit risk (i.e. “junk bonds”), the Fund will likely have greater exposure to liquidity risk. To the extent that the High Yield Bond Fund invest in private placements which are generally illiquid, the Fund may be unable to sell those securities at an advantageous price or time.

•

Municipal Project Specific Risk, which is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to utilities, transportation, health care, housing, and education) industrial development bonds, or in bonds from issuers of a single state.

•

Municipal Lease Obligation risk, which is the risk that since most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. Frequently, the municipal leases contain “non-appropriation” clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and expensive, and may result in a delay in recovering or the failure to fully recover the original investment. Some lease obligations may not have an active trading market, making it more difficult for the Fund to value and to sell them quickly at an attractive price.

•

Zero Coupon securities risk, which is the risk that during periods of interest rate fluctuation, these securities are subject to greater fluctuations in their values than securities that pay current income. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

•

Market risk, which is the possibility that the value of the Fund’s securities may decline in value due to factors affecting the securities markets in general or specific state, municipal or local issuers within the securities markets.

•	Manager Risk, which is the possibility that poor security selection will cause the High Yield Tax Free Fund to underperform relevant benchmarks or other funds with similar investment objectives.

•

Taxability Risk, which is the risk that, subsequent to the Fund’s purchase of municipal securities whose interest is deemed to be exempt from federal income tax, the security may be determined to pay, or to have paid, taxable income. While the Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, a subsequent change in the treatment of dividends paid or to be paid wherein those dividends are deemed taxable could subject the Fund’s shareholders to increased federal income tax liabilities.

On May 19, 2008, the Supreme Court of the United States (the “Court”) rendered its opinion in Department of Revenue v. Davis, 128 S. Ct. 1801 (2008) (“Davis”). At issue in Davis was a Kentucky statute that exempts from Kentucky personal income tax the interest derived from bonds issued by the Commonwealth of Kentucky or its subdivisions but does not exempt the interest derived from bonds issued by other states or their subdivisions. The Court held this differential tax scheme does not offend the Commerce Clause. The Court expressly set aside the issue of whether differential treatment of interest on private-activity bonds should be evaluated differently from the treatment of municipal bond interest generally because this argument was not considered by the lower courts.

•

State specific risk, which is the possibility that if the High Yield Tax Free Fund invests in the Municipal Bonds of a particular State, the Bonds of that state may be affected significantly by economic, political or regulatory developments affecting the ability of that state’s issuers to pay interest or principal on their obligations.

•

ETF risk, which is the risk that the High Yield Tax Free Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. There can be no assurance that the investment objective of any ETF in which the High Yield Tax Free Fund invests will be achieved, as ETFs may not replicate and maintain exactly the composition and relative weightings of securities in the index.

Suitability.    An investment in the High Yield Tax Free Fund may be suitable for intermediate to long- term investors who seek high current income exempt from federal income tax. Investors should be willing to accept the risks and potential volatility of such investments.

Past Performance.    The High Yield Tax Free Fund does not have a full calendar year of operations. Performance information for the period from commencement of operations on February 29, 2008 through June 30, 2008 is available in the High Yield Tax Free Fund’s Semi-Annual Report dated June 30, 2008. The Fund compares its performance to the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a broad market index for the tax-exempt bond market comprised of approximately 1,100 bonds (approximately 60% revenue bonds and 40% state government obligations) in the U.S. market with a minimum credit rating of at least Baa.

FEES AND EXPENSES OF THE HIGH YIELD TAX FREE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Tax Free Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75	%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(2)

Annual Fund Operating Expenses

(expenses that are deducted from the High Yield Tax Free Fund’s assets)

	Class A
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.15%
Other Expenses	0.35	%(3)

Total Annual Fund Operating Expenses	1.10%

Contractual Fee and Expense Waivers	(0.20	)%(4)

Net Annual Fund Operating Expenses	0.90	%(4)

(1)	Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See “Distribution Arrangements.”
(2)	A CDSC of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See “Distribution Arrangements.”
(3)	Other Expenses are estimated for the current fiscal year.
(4)	The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses of High Yield Tax Free Fund Class A shares will not exceed 0.90% of the average daily net assets of each Class. The Adviser has agreed to waive advisory fees and/or reimburse expenses for the High Yield Tax Free Fund until April 30, 2010. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the High Yield Tax Free Fund within the following three years, provided the High Yield Tax Free Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. This Operating Expenses Agreement shall continue for additional one-year terms, absent 30 days’ written notice from the Adviser.

Example

This Example is intended to help you compare the cost of investing in the High Yield Tax Free Fund with the cost of investing in other mutual funds.

The Example assumes that:

•	you invest $10,000 in the High Yield Tax Free Fund for the time periods indicated;

•	you redeem all of your shares at the end of those periods; and

•	your investment has a 5% return each year.

Although your actual costs may be higher or lower, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years
High Yield Tax Free Fund Class A Shares	$562	$789

You would pay the same amount of expenses if you did not redeem your shares.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS OF THE HIGH YIELD TAX FREE FUND

Investment Objectives.    The High Yield Tax Free Fund seeks high current income that is exempt from federal income tax, including alternative minimum tax.

General.    The High Yield Tax Free Fund seeks to achieve its investment objectives by investing, under usual circumstances, at least 80% of its assets in municipal bonds that are exempt from federal income tax, including the alternative minimum tax. The portfolio manager seeks out Municipal Bonds with the potential to offer high current income, generally focusing on Municipal Bonds that can provide consistently attractive current yields. Although the High Yield Tax Free Fund tends to maintain a long-weighted average maturity, there are no maturity restrictions on the High Yield Tax Free Fund or on individual securities.

The High Yield Tax Free Fund intends to invest a substantial portion of its assets in high yield Municipal Bonds and “private activity” bonds that, at the time of purchase, are rated below investment grade by Standard and Poor’s, Moody’s or Fitch, or if unrated, determined by the Fund to be of comparable quality (frequently referred to as “junk bonds”). The Fund may also invest, without limitation, in higher rated municipal bonds. The High Yield Tax Free Fund may invest a portion of its total assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal AMT. For Fund investors subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations and, as such, a portion of the Fund’s distribution may be subject to federal income tax.

The High Yield Tax Free Fund may invest in other debt obligations, including two types of municipal bonds known as tobacco settlement revenue bonds and tobacco bonds subject to a state’s appropriation pledge.

The High Yield Tax Free Fund may invest in Municipal Lease Agreements and Certificates of Participation.

The High Yield Tax Free Fund may also invest insured municipal bonds, zero coupon bond and zero coupon convertible bonds and ETFs and private placements.

Concentration of Investments.    The High Yield Tax Free Fund is non-diversified such that the Fund may concentrate its assets in a smaller number of issuers.

Temporary Investments.    From time to time, the High Yield Tax Free Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The High Yield Tax Free Fund will assume a temporary defensive posture only when economic and other factors adversely affect the Municipal Bond market and, in the Adviser’s opinion, present extraordinary risks in being invested primarily in Municipal Bonds. When the High Yield Tax Free Fund maintains a temporary defensive position, it may not achieve its investment objectives.

Risks.    The High Yield Tax Free Fund has a limited operating history. The High Yield Tax Free Fund commenced operations on February 29, 2008 and, therefore, has a limited history of operations. It is designed for long-term investors and not as a trading vehicle. From time to time, the High Yield Tax Free Fund may not achieve the desired portfolio composition and, under inopportune market or economic conditions, it may not be able to achieve its investment objective.

The High Yield Tax Free Fund’s performance could be adversely affected by Interest Rate Risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the High Yield Tax Free Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The High Yield Tax Free Fund may be affected by Credit Risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that Bond to decline. This risk may be greater to the extent that the High Yield Tax Free Fund may invest in junk bonds.

The High Yield Tax Free Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment- grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the High Yield Tax Free Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the High Yield Tax Free Fund may lose its entire investment in those securities.

Another risk that could most adversely affect the High Yield Tax Free Fund’s performance is Call Risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon bonds before their maturity dates. The High Yield Tax Free Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Another risk is Tobacco Bond Risk, which is the possibility that payments of principal and interest, which are not generally backed by the full faith, credit or taxing power of the state or local government, may, with respect to “Tobacco Settlement Revenue Bonds,” be affected by fluctuations in the future revenue flow from Tobacco Companies used to secure these payments or, in the case of “Subject to Appropriation Tobacco Bonds,” by states inability or failure to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due.

Another risk is Non-Diversification Risk, which is the risk that by concentrating its investments in a lesser number of securities, the High Yield Tax Free Fund may be more vulnerable to adverse events and/or market conditions affecting those particular securities as opposed to spreading that risk out over a greater number of securities.

Other non-principal risks include income risk, liquidity risk, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and ETF risk. See “A Summary of the High Yield Tax Free Fund—Investment Risks” for a description of each non-principal risk.

Disclosure of Portfolio Holdings.    A description of the High Yield Tax Free Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Company’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The High Yield Tax Free Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the High Yield Tax Free Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

SPIRIT OF AMERICA INCOME FUND

(the “Income Fund”)

A SUMMARY OF THE INCOME FUND

Investment Objective.    The Income Fund seeks high current income.

Principal Strategies.    The Income Fund seeks to achieve its investment objective by investing, under usual circumstances, at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. The Income Fund may also invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”). Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. High yield bonds are rated below investment grade (BB and lower). The portfolio manager seeks out high yield bonds with the potential to offer high current income, generally focusing on high yield bonds that can provide consistently attractive current yields. High yield bonds offer high income in an effort to compensate investors for the higher risk of default (failure to make required interest or principal payments). The Fund may also invest in higher rated (above BB) bonds. Although the Income Fund expects to maintain a long-weighted average maturity, there are no maturity restrictions on the Income Fund or on individual securities. Typically, the investments in the Income Fund will be subject to federal income taxation.

Consistent with its objective, the Fund may invest in other securities, including futures, options and swaps. The Income Fund may also invest in private placements.

Investment Risks.    An investment in the Income Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Income Fund’s share price will fluctuate within a wide range. There is no assurance that the Income Fund will achieve its investment objective. The Income Fund’s performance could be adversely affected by the following principal risks:

•

No Operating History. The Income Fund is a newly formed series of the Company and has no history of operations. It is designed for long-term investors and not as a trading vehicle. During the Income Fund’s start-up period (up to three months), and from time to time, the Income Fund may not achieve the desired portfolio composition and/or diversification. If the Income Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

•

Interest Rate Risk, which is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise. Interest rate risk is expected to be high for the Income Fund because it invests, without limitation, in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

•

Credit Risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk is significant for the Income Fund since it seeks to invest a portion of the Fund’s assets in low-quality bonds. Even if there is no actual default, it is probable that a bond will decline in price if its credit quality declines and its bond rating is downgraded to a lower category. The Fund attempts to reduce portfolio credit risk by diversifying its holdings and carefully researching issuer credit quality.

•

Credit Risks of Lower-Grade Securities, which is the possibility that bonds rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. High yield bond issuers often include small or relatively new companies lacking the operating history or capital to warrant investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Income Fund’s ability to sell these securities (see “Liquidity Risk”, described below) at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Income Fund may lose its entire investment in those securities.

•

Call Risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. The Income Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk is typically higher for long-term bonds.

•

Risks of CMOs, which is the possibility that the Income Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Income Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities and some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements and these so-called “private label” CMOs are the sole obligation of their issuer.

•

Non-Diversification Risk, which is the risk that by concentrating its investments in a lesser number of securities, the Income Fund may be more vulnerable to adverse events and/or market conditions affecting those particular securities as opposed to spreading that risk out over a greater number of securities.

In addition, the Income Fund has the following non-principal risks:

•	Income Risk, which is the possibility that the Income Fund’s income will decline because of falling interest rates.

•

Liquidity Risk, which is the possibility that particular investments are difficult to purchase or sell. The Income Fund’s investment in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous price or time. To the extent that the Income Fund invests in securities with substantial market and/or credit risk (i.e., “junk bonds”), the Fund will likely have greater exposure to liquidity risk. To the extent that the Income Fund invests in private placements which are generally illiquid, the Fund may be unable to sell those securities at an advantageous price or time.

•

Municipal Project Specific Risk, which is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar municipal projects (such as those relating to utilities, transportation, health care, housing, and education) industrial development bonds, or in bonds from issuers of a single state.

•

Zero Coupon Securities Risk, which is the risk that during periods of interest rate fluctuation, these securities are subject to greater fluctuations in their values than securities that pay current income. The Income Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

•

Market risk, which is the possibility that the value of the Fund’s securities may decline in value due to factors affecting the securities markets in general or specific state, municipal, or local issuers or particular sectors, industries or companies within the securities markets.

•	Manager Risk, which is the possibility that poor security selection will cause the Income Fund to underperform relevant benchmarks or other funds with similar investment objectives.

•

State specific risk, which is the possibility that if the Income Fund invests in the municipal Bonds of a particular State, the Bonds of that state may be affected significantly by economic, political or regulatory developments affecting the ability of that state’s issuers to pay interest or principal on their obligations.

•

ETF risk, which is the risk that the Income Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. There can be no assurance that the investment objective of any ETF in which the Income Fund invests will be achieved, as ETFs may not replicate and maintain exactly the composition and relative weightings of securities in the index.

•	Equity Risk, which is to the extent that the Fund invests in preferred stock, it may be subject to the risks of changing economic, stock market, sector, industry and company conditions.

•	Convertible Securities Risk, which is the risk that convertible securities generally offer lower interest or dividend yields than non-convertible securities of comparable quality.

•

Defaulted or Bankrupt Securities Risks, which is the risk that to the extent that the Fund may invest in securities that are in default or bankruptcy, these securities will not pay principal and will typically be replaced by new securities issued in a financial restructuring or bankruptcy reorganization. There are risks in the timing and details of a restructuring or reorganization. Delays will result in lost income to the Fund, and the value and amount of new securities issued may be less than expected. There are also legal risks that proceedings may be lengthy and that bankruptcy laws may be interpreted in ways that are unfavorable to bondholders.

•

Political and Domestic/International Crisis Risk, which is the risk that major political or domestic and/or international crises may occur which could have a significant effect on economic conditions and financial markets. Such crises, depending on their severity, timing and scale, could severely impact the operations of the Fund.

Suitability.    An investment in the Income Fund may be suitable for intermediate to long- term investors who seek high current income. Investors should be willing to accept the risks and potential volatility of such investments.

Past Performance.    There is no performance information for the Income Fund because it had not commenced operations prior to the date of this prospectus. The Fund will compare its performance to the Lehman U.S. Aggregate Index. The Lehman U.S. Aggregate Index is an unmanaged portfolio which covers the USD-denominated, investment grade, fixed rate, taxable bond market of SEC-registered securities. Performance data for the index does not include reinvested income. (Note that an investor cannot invest directly in an index and the index is not representative of the portfolio composition of the Fund.)

FEES AND EXPENSES OF THE INCOME FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75	%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(2)

Annual Fund Operating Expenses

(expenses that are deducted from the Income Fund’s assets)

	Class A
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.35	%(3)

Total Annual Fund Operating Expenses	1.20%

Contractual Fee and Expense Waivers	(0.10	)%(4)

Net Annual Fund Operating Expenses	1.10	%(4)

(1)	Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See “Distribution Arrangements.”
(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See “Distribution Arrangements.”
(3)	Other Expenses are estimated for the current fiscal year.
(4)

These are the total fees and expenses that the Income Fund is expected to incur for the fiscal year ended December 31, 2009. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses of Income Fund Class A shares will not exceed 1.10% of the average daily net assets of the Income Fund’s Class A Shares. The Adviser has agreed to waive advisory fees and/or reimburse expenses for the Income Fund until April 30, 2010. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Income Fund within the following three years, provided the Income Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. This Operating Expenses Agreement shall continue for additional one-year terms, absent 30 days’ written notice from the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds.

The Example assumes that:

•	you invest $10,000 in the Income Fund for the time periods indicated;

•	you redeem all of your shares at the end of those periods;

•	your investment has a 5% return each year; and

•	The Income Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your approximate costs of investing $10,000 in the Income Fund would be:

	1 year	3 years
Income Fund Class A Shares	582	825

You would pay the same amount of expenses if you did not redeem your shares.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS OF THE INCOME FUND

Investment Objective.    The Income Fund seeks high current income.

General.    The Income Fund seeks to achieve its investment objective by investing, under usual circumstances, at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds (frequently called “junk” bonds), preferred stocks, and CMOs. A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. The Income Fund may also invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by FNMA, FHLMC, and GNMA. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions and guaranteed by the FDIC) under its Temporary Liquidity Guarantee Program. High yield bonds are rated below investment grade (BB and lower). The portfolio manager seeks out high yield bonds with the potential to offer high current income, generally focusing on high yield bonds that can provide consistently attractive current yields. High yield bonds offer high income in an effort to compensate investors for the higher risk of default (failure to make required interest or principal payments). The Fund may also invest in higher rated (above BB) bonds. Although the Income Fund expects to maintain a long-weighted average maturity, there are no maturity restrictions on the Income Fund or on individual securities. Typically, the investments in the Income Fund will be subject to federal income taxation.

Consistent with its objective, the Fund may invest in other securities, including futures, options and swaps. The Income Fund may also invest in private placements.

Temporary Investments.    From time to time, the Income Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Income Fund will assume a temporary defensive posture only when economic and other factors adversely affect the bond market and, in the Adviser’s opinion, present extraordinary risks in being invested primarily in bonds. When the Income Fund maintains a temporary defensive position, it may not achieve its investment objective.

Risks.    The Income Fund has no operating history. The Income Fund is a newly formed series of the Company and has no history of operations. It is designed for long-term investors and not as a trading vehicle. During the Income Fund’s start-up period (up to three months), and from time to time, the Income Fund may not achieve the desired portfolio composition and/or diversification. If the Income Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

The Income Fund’s performance could be adversely affected by Interest Rate Risk, which is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise. Interest rate risk is expected to be high for the Income Fund because it intends to invest mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Income Fund may be affected by Credit Risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that Bond to decline. This risk may be greater to the extent that the Income Fund may invest in junk bonds.

The Income Fund may be affected by credit risk of lower grade securities, which is the possibility that securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Income Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Income Fund may lose its entire investment in those securities.

Another risk that could most adversely affect the Income Fund’s performance is Call Risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon bonds before their maturity dates. The Income Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

The Income Fund may be affected by credit risk of CMOs, which is the possibility that the Income Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Income Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities and some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements and these so-called “private label” CMOs are the sole obligation of their issuer.

Another risk is Non-Diversification Risk, which is the risk that by concentrating its investments in a lesser number of securities, the Income Fund may be more vulnerable to adverse events and/or market conditions affecting those particular securities as opposed to spreading that risk out over a greater number of securities.

Other non-principal risks include income risk, liquidity risk, municipal project specific risk, zero coupon securities risk, market risk, manager risk, state-specific risk, ETF risk, equity risk, convertible securities risk, defaulted or bankrupt securities risk, and political and domestic/international crisis risk. See “A Summary of the Income Fund—Investment Risks” for a description of each non-principal risk.

Disclosure of Portfolio Holdings.    A description of the Income Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Company’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The Income Fund intends to file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the Income Fund expects it will not be subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

MANAGEMENT OF THE FUNDS

Investment Adviser.

Spirit of America Management Corp., 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, is the investment adviser of the Real Estate Fund, the Value Fund, the High Yield Tax Free Fund and the Income Fund (each a “Fund,” and collectively, the “Funds”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser has managed the investments of the Funds since their inception and has no other assets under management.

The Adviser invests the Funds’ assets, manages the Funds’ business affairs and supervises the Funds’ day-to-day operations. The Adviser provides the Funds with advice on buying and selling securities in accordance with the Funds’ investment objectives, policies and limitations. The Adviser also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to the Adviser’s responsibilities under its investment advisory contract with the Funds. The investment advisory agreement for the Income Fund was approved by the Board of Directors, including the independent directors, on November 12, 2008 and by the sole shareholder of the Fund on December 31, 2008. A discussion regarding the basis for the Board of Directors’ approval of the Income Fund’s investment advisory contract will be available in the Income Fund’s semi-annual report to shareholders for the period ending April 30, 2009. A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract for the Real Estate, Value, and High Yield Tax Free Funds is available in each Fund’s annual report to shareholders for the period ended December 31, 2007.

The Real Estate and Value Funds each pay the Adviser a fee at the annual rate of 0.97% of the Funds’ average daily net assets. The High Yield Tax Free Fund and the Income Fund pay the Adviser a fee at the annual rate of 0.60% of the respective Fund’s average daily net assets. The fee is accrued daily and paid monthly. After fee waivers and expense reimbursements, the Adviser received a fee of 0.97% of the Real Estate Fund’s average daily net assets for the fiscal year ended December 31, 2007 and a fee of 0.97% of the Value Fund’s average daily net assets for the fiscal year ended December 31, 2007.

Portfolio Managers.

Raymond A. Mathis is primarily responsible for the day-to-day management of the Real Estate Fund. Mr. Mathis has been associated with the Adviser since 2007. Prior to joining the Adviser, Mr. Mathis was a securities analyst with Standard & Poor’s from 2001 through 2007, covering the Consumer Cyclical and Consumer Staples sectors in addition to Real Estate Investment Trusts. Mr. Mathis began his experience in the commercial real estate management in 1990. Subsequently, he enjoyed a career owning and managing hotel properties in Boston and New Orleans. After receiving his Masters of Business Administration from the University of New Orleans in 1998, he worked as a Project Controller for Starwood Hotels & Resorts Worldwide’s Design and Construction group.

William Mason is primarily responsible for the day-to-day management of the Value Fund, High Yield Tax Free Fund and Income Fund. Mr. Mason’s career spans over twenty-eight years in the municipal bond industry and includes over twenty years with David Lerner Associates, Inc. (“DLA”) where he is the Executive Vice President of Fixed Income Trading. On behalf of DLA, he manages Trading, Underwriting, Institutional Sales and Dealer Sales covering products such as, Municipal Bonds, Treasuries, Collateralized Mortgage Obligations, Corporate Bonds and Unit Investment Trusts. He also manages DLA’s proprietary fixed-income trading accounts. His career began at Merrill Lynch in 1980. He began in back office operations until he advanced to the trading department at Merrill Lynch where he stayed until 1983. Mr. Mason then moved to Morgan Stanley where he was Manager of Trading Operations from 1983 until 1985 when he became an Institutional Trader. In 1988 he left Morgan Stanley and started working at David Lerner Associates, Inc. where he became Head of the Trading Department. Mr. Mason currently serves as a member of the Board of Directors at David Lerner Associates, Inc. He is also a member of the Municipal Bond Club of New York.

Mr. Mason holds a General Securities Principal (Series 24) License, Municipal Securities Principal (Series 53) License, General Securities Representative (Series 7) License, and Uniform Securities Agent State Law Examination (Series 63) license.

David Lerner is the sole shareholder, a director and a controlling person of the Adviser. Mr. Lerner also is a director, chief executive officer, and president of David Lerner Associates, Inc.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

PRICING FUND SHARES

Portfolio securities are valued, and net asset value (“NAV”) per share of each class of the Funds is calculated, as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading. The NYSE is closed on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The procedure for determining the NAV is identical for all classes of the Funds’ shares, but due to the specific distribution expenses and other costs allocable to each class, Real Estate Class A Shares and Real Estate Fund Class B Shares will not have the same NAV.

The NAV for each Fund is computed by adding the value of that Fund’s investments, cash and other assets, deducting liabilities and dividing the result by the number of shares of that Fund outstanding. With respect to the Real Estate Fund, expenses attributable to a specific class are deducted in determining the NAV of the class.

Each Fund’s securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors described below.

The Company has established a valuation committee known as the Pricing Committee (the “Committee”). The Committee has responsibility for, among other things, determining and monitoring the value of each Fund’s assets. Fair value determinations are required for securities: (i) for which market quotations, in the judgment of the Adviser, are insufficient or not readily available; (ii) for which, in the judgment of the Adviser, the value does not represent a fair value of the security; or (iii) determined to be illiquid in accordance with the Company’s Liquidity Procedures. The Committee is comprised of the portfolio managers of the Company, the Chief Compliance Officer of the Adviser, any officer of the Company and any director of the Company.

When the Adviser determines that a fair value determination is required for a security, the Adviser will call a Committee meeting to determine a fair value of the security. The Adviser may also notify one or more Directors, who are not members of the Committee, of the Committee meeting if the Adviser considers it advisable to do so.

At the meeting of the Committee, a representative of the Adviser familiar with the security will describe to the Committee the nature of the security, the circumstances requiring a fair value determination and the Adviser’s recommended fair value or methodology for determining a fair value of the security.

The Committee (including any Director participating in the meeting who is not a member of the Committee) will make a fair value determination for the security and for each security that has been valued by a fair value determination, the Adviser will monitor the continuing appropriateness of the value or valuation methodology used with respect to the security. In the event the Adviser believes that the value or valuation methodology no longer produces a fair value of the security, the Committee shall make a new fair value determination.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Securities for which a reliable market value cannot be determined or for which market value is no longer reliable, are priced at fair value. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

HOW TO PURCHASE SHARES

General.

You can purchase shares of the Funds through broker-dealers that have executed a selling agreement with the Funds’ distributor, David Lerner Associates, Inc. (the “Distributor”). Class A Shares of the Funds are sold at the NAV next determined after receipt of a purchase order by the Company’s transfer agent, PNC Global Investment Servicing, (U.S.) Inc. (the “Transfer Agent”), plus an initial maximum sales charge of up to 5.25% (4.75% in the case of the High Yield Tax Free Fund and Income Fund) of the offering price (5.54% or 4.99%, respectively, of the net amount invested) reduced on investments of $100,000 or more. Real Estate Fund Class B Shares are sold without a sales charge at the current NAV, but a Contingent Deferred Sales Charge (“CDSC”)

may be imposed at the time of redemption. The minimum initial investment for each Fund is $500; the minimum subsequent investment is $50. See “Distribution Arrangements” for more complete information on each class of shares of the Funds.

Purchase orders for shares of any of the Funds that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the appropriate Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. (Eastern Time) will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Funds and the Transfer Agent each reserve the right to reject any purchase order in whole or in part. The Company reserves the right to suspend the offering of shares of any Fund. The Company also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Company will not accept checks endorsed by a third party as payment for purchase orders.

When you sign your account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (“IRS”). If you violate IRS regulations, the IRS can require the Fund to withhold a portion of your taxable distributions and redemptions.

All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement.

Purchases by Mail.

Shares may be purchased initially by completing the account application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to “Spirit of America Real Estate Income and Growth Fund” (please specify Class A Shares or Class B Shares), “Spirit of America Large Cap Value Fund—Class A Shares,” “Spirit of America High Yield Tax Free Bond Fund—Class A Shares,” Or “Spirit of America Income Fund—Class A Shares.” The check or money order and account application may be mailed via regular mail to Spirit of America Investment Fund, Inc., c/o PNC Global Investment Servicing, P.O. Box 9800, Providence, RI 02940-8000. If you are sending applications, checks or other communications to the Transfer Agent via express delivery, registered or certified mail, send to Spirit of America Investment Fund, Inc., c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860-1427. Please send a minimum of $500 (including IRA and SEP accounts).

When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to “Spirit of America Real Estate Income and Growth Fund” (please specify Class A Shares or Class B Shares), “Spirit of America Large Cap Value Fund—Class A Shares,” “High Yield Tax Free Bond Fund—Class A Shares, or “Spirit of America Income Fund—Class A Shares” and mailed to the Transfer Agent at the addresses noted above. Orders to purchase shares are effective on the day the Transfer Agent receives your check or money order, provided it is received before 4:00 p.m. (Eastern Time).

Purchases by Wire.

To make an initial investment by federal funds wire, you must first call the Transfer Agent at (800) 452-4892 to set up an account and receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. Your bank may impose a fee for investments by wire. In addition, an account application should be promptly forwarded to: Spirit of America Investment Fund, Inc., c/o PNC Global Investment Servicing, P.O. Box 9800, Providence, RI 02940-8000.

If you have a bank account at a member firm of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire to: PNC Bank, ABA# 031000053, Account #: 8606905732, (“Spirit of America Real Estate Income and Growth Fund”, (please specify Class A Shares or Class B Shares) “Spirit of America Large Cap Value Fund—Class A Shares”, “Spirit of America High Yield Tax Free Bond Fund—Class A Shares”, or “Spirit of America Income Fund”), FBO: (Insert your name and account number).

You may make additional investments at any time through the wire procedures described above, which must include your name and account number. The Company will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received on the next business day.

Purchases through Broker-Dealers.

The Company may accept telephone orders only from broker-dealers or financial intermediaries that have executed a selling agreement with the Distributor. The broker-dealers or financial intermediaries must promptly forward purchase orders and payments for the same to the appropriate Fund. Brokers or financial intermediaries through which an investor purchases shares of either Fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Broker/dealers and mutual fund networks may have different minimum investment requirements.

For any order to be confirmed at the current day’s offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. (Eastern Time) on the same day. For any dealer order to be confirmed at the current day’s offering price, it not only must be received by the dealer prior to 4:00 p.m. (Eastern Time) on that day, but it must be communicated to the Transfer Agent by 5:00 p.m. (Eastern Time) on that day. It is the responsibility of the dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. (Eastern Time) are confirmed at the offering price on the following business day.

Purchases by Telephone.

The Funds accept telephone purchases only from brokers or financial intermediaries. Individuals may not make purchases by telephone.

Automatic Investment Plan

Bank Account

You can make additional purchases of shares of each Fund through an Automatic Investment Plan. The Automatic Investment Plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $500 and completing the Automatic Investment Plan section of the account application enclosed with this prospectus. Subsequent investments may be made on a monthly or quarterly basis and are subject to a minimum required amount of $50. The Company may alter, modify or terminate this plan at any time.

Securities Brokerage Account

If available through your securities broker/dealer, you can also make additional purchases of the Funds through an Automatic Investment Plan which provides a convenient method to have all dividends and interest which are ordinarily credited to your securities brokerage account(s) invested directly into the Funds instead. You may authorize automatic investment of dividends and interest from your securities brokerage account by completing and signing a separate authorization form provided by your securities broker/dealer.

HOW TO REDEEM SHARES

You may redeem your shares of the Funds on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

Redemption by Mail.

You may redeem shares by submitting a written request for redemption via regular mail to Spirit of America Investment Fund, Inc., c/o PNC Global Investment Servicing, P.O. Box 9800, Providence, RI 02940-8000. If you are sending your request via overnight mail services, send to Spirit of America Investment Fund, Inc., c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860-1427. A written redemption request must: (i) identify your account name and account number; (ii) include the name of the Fund and class of shares, if applicable; (iii) state the number of shares or dollar amount to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for all written redemption requests exceeding $10,000, or where proceeds are to be mailed to an address or bank account other than that shown on the Transfer Agent’s records. When the Funds require a signature guarantee you must provide a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 452-4892.

Redemption by Telephone or by Wire.

With prior authorization, you may redeem shares by calling the Transfer Agent at (800) 452-4892 during normal business hours. To arrange for redemption by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written request with a signature guarantee (as described above) to the Transfer Agent.

The Company reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, you should follow the procedures for redemption by mail.

Neither the Company nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Company and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Company or the Transfer Agent fails to use reasonable procedures to verify the genuineness of telephone instructions, the Company may be liable for losses due to fraudulent or unauthorized instructions. The Company reserves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder’s address of record or wired to the shareholder’s bank account on file with the Transfer Agent.

Systematic Withdrawal Plan.

The Funds offer a Systematic Withdrawal Plan as an option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th day of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Because Class A Shares of the Funds have a front-end sales load, it is not advisable to participate in the Systematic Withdrawal Plan if you are regularly purchasing shares. The Systematic Withdrawal Plan is not available for the Real Estate Fund Class B Shares. For information about starting a Systematic Withdrawal Plan, call the Transfer Agent at (800) 452-4892.

General Redemption Information.

When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Company will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an intermediary, you may be subject to additional charges.

The Funds will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Directors, result in the need for the Funds to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Funds. The Funds have reserved the right to redeem shares in-kind, or partly in cash and partly in-kind.

Each Fund has elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See “Pricing Fund Shares.” In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Funds. In-kind payments need not constitute a cross-section of the Funds’ portfolios.

The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Funds’ shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of either Fund not reasonably practicable.

Minimum Balances.

Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Frequent Purchases and Redemptions of Fund Shares.

Fund investors may attempt to profit through a practice called market timing or short-term trading in Fund shares. This might be achieved by the purchase and redemption of Fund shares within a short time period. Frequent short-term trading of shares may be detrimental to the long-term performance of a Fund because it may disrupt portfolio management strategy and because it may increase the Fund’s expenses. The Board of Directors has adopted the following policies and procedures to discourage market timing. The Funds receive reports from their service provider through which they monitor activity that may be construed to be short-term trading. When such activity appears to be taking place, the Fund issues instructions to its service provider to place restrictions on the shareholder’s purchase or exchange activity. From time to time, the Funds may put in place other procedures or practices to detect and/or discourage market timing by investors. However, investors should be aware that the Funds’ procedures, while designed to discourage disruptive trading practices, may not entirely eliminate the possibility that such activity may take place. The ability of the Company and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Company receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Exchange of Shares.

You are permitted to exchange your Class A Shares of a Fund for Class A Shares of another Fund, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. You may not exchange shares of Real Estate Fund Class B Shares.

DISTRIBUTION ARRANGEMENTS

The Real Estate Fund offers Class A Shares and Class B Shares. The Value Fund, the High Yield Tax Free Fund, and the Income Fund each offer Class A Shares. Each class of shares has the same rights and is identical in all respects, except Class A Shares charge a front-end sales load and pay 12b-1 fees. Real Estate Fund Class B shares bear a higher 12b-1 fee and are subject to a CDSC if sold within seven years of purchase.

Rule 12b-1 Plans.

Each Fund has adopted a Plan of Distribution (each, a “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each 12b-1 Plan permits the Fund or class, as applicable, to pay the Distributor from its own assets for the Distributor’s services and expenses in distributing shares of each Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Real Estate and Value Funds’ Class A Shares pay a 12b-1 fee at the annual rate of 0.30% of average daily net assets. The High Yield Tax Free Bond Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.15% of average daily net assets. The Income Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. Real Estate Fund Class B Shares pay a 12b-1 fee at the annual rate of 1.00% (0.25% of which are service fees) of average daily net assets. Each class has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of each respective class or Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares.

The offering price for Class A Shares of the Funds includes a front-end sales charge. The maximum sales charge is 5.25% (4.75% in the case of the High Yield Tax Free Fund and the Income Fund) of the offering price (5.54% or 4.99%, respectively, of the net amount invested) and is reduced on investments of $100,000 or more. Class A Shares of the Funds are subject to annual 12b-1 fees of 0.30% of average daily net assets of such class in any year. Certain purchases of Class A Shares of the Funds qualify for reduced front-end sales charges, as discussed below.

Real Estate Fund Class B Shares.

Real Estate Fund Class B Shares are offered without a front-end sales charge, but are subject to a CDSC if the shares are redeemed within seven years of purchase. Real Estate Fund Class B Shares are subject to annual 12b-1 fees of 1.00% (0.25% of which are service fees) of average daily net assets in any year for approximately eight years after purchase. At the end of approximately eight years after purchase, Real Estate Fund Class B Shares will automatically be converted into Real Estate Fund Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 fee of 0.30% for Real Estate Fund Class A Shares will apply. See “Automatic Conversion of Real Estate Fund Class B Shares.”

Real Estate Fund Class B Shares permit all of your investment to work from the time the investment is made. Real Estate Fund Class B Shares are designed to permit you to purchase shares without the assessment of a front-end sales load and, at the same time, permit the Distributor to compensate authorized dealers with respect to such shares. In this regard, the purpose and function of the CDSC and 12b-1 fee is to provide for the financing of the distribution of Real Estate Fund Class B Shares. Higher 12b-1 fees paid by Real Estate Fund Class B Shares will result in a higher expense ratio and lower dividends than Real Estate Fund Class A Shares and Value Fund Shares.

Factors to Consider in Choosing a Class of Shares of the Real Estate Fund.

You should determine whether it is more advantageous for you to purchase Real Estate Fund Class A Shares and incur a front-end sales charge or purchase Real Estate Fund Class B Shares and have your entire purchase invested in the Real Estate Fund, subject to a CDSC if you redeem shares within seven years of purchase. In addition, you should consider the level of annual 12b-1 fees applicable to each Class. The higher 12b-1 fees on Real Estate Fund Class B Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money, or with respect to your total investment in the Fund.

Sale of Class A Shares.

The sales charge you pay for Class A Shares of the Funds depends on the dollar amount invested, as shown in the tables below. As of the date of this prospectus, further information regarding breakpoints is not currently provided on the Funds’ website, which is under construction.

Real Estate Fund and Value Fund

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
Under $100,000	5.25%	5.54%
$100,000 but less than $250,000	4.50%	4.71%
$250,000 but less than $500,000	3.75%	3.89%
$500,000 but less than $1,000,000	3.00%	3.09%
$1,000,000 or more*	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Funds impose a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

High Yield Tax Free Fund and Income Fund

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
Under $100,000	4.75%	4.99%
$100,000 but less than $250,000	4.25%	4.44%
$250,000 but less than $500,000	3.75%	3.90%
$500,000 but less than $1,000,000	3.00%	3.09%
$1,000,000 or more*	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Funds impose a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

If a prospective investor puts in orders on the same day to purchase Fund shares for (i) his/her individual account, (ii) joint account, (iii) individual retirement account, (iv) retirement plan account for his/her benefit or (v) his/her trust account, all such orders may be aggregated to determine possible breakpoint eligibility. It is the responsibility of the investor to advise his broker that he/she has holdings in other accounts that may qualify him/ her for a lower sales charge. Purchases of the Funds made on the same day may be aggregated for breakpoint purposes. This information should be updated whenever changes occur, and it is the investor who is in the best position to be aware of his/her holdings. You may be asked to provide information or records, including account statements, regarding shares of Spirit of America Investment Fund, Inc. held in:

•	all of your accounts at Spirit of America Investment Fund, Inc.;

•	your accounts at another financial intermediary; and

•	accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

Sales at Net Asset Value.

Class A Shares of the Funds may be sold at NAV (i.e., without any initial sales charge) to certain investors, including: (i) investment advisory clients of the Adviser or its affiliates; (ii) (a) officers and present or former directors of the Company, (b) directors and present and full-time employees of selected dealers or agents, or the spouse, or minor children (up to age 18) of any such person, or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Funds); (iii) the Adviser, the Distributor, and their affiliates, and certain employee benefit plans for employees of the Adviser and the Distributor; (iv) persons who establish, to the Distributor’s satisfaction, that they are investing, within such time period as may be designated by the Distributor, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Distributor; (v) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made) if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Distributor; and (vi) investors who redeem shares of the Funds (excluding Real Estate Fund Class B Shares) and then decide to reinvest their redemption proceeds in additional shares of a Fund within 30 days.

Sale of Real Estate Fund Class B Shares.

Real Estate Fund Class B Shares are sold at NAV, without an initial sales charge, next determined after receipt of an order. The full amount of your purchase is invested in Real Estate Fund Class B Shares. A CDSC, however, will be imposed on certain redemptions of Real Estate Fund Class B Shares within seven years after purchase. Real Estate Fund Class B Shares acquired by reinvestment of distributions and shares held for more than seven years may be redeemed without charge at any time. To determine the CDSC assessed on any redemption, Real Estate Fund Class B Shares will first redeem shares not subject to a CDSC, second, shares held for more than seven years, but before the eighth year anniversary of shares acquired pursuant to reinvestment of dividends or distributions, and third, shares held longest during this eight-year period. This will result in your paying the lowest possible CDSC.

The CDSC is calculated by multiplying the lesser of the original purchase price or the NAV of such shares at the time of redemption by the applicable percentage shown in the table below. No CDSC will be imposed on amounts representing increases in NAV above the initial purchase price of the shares identified for redemption.

Redemption Within	Percentage of Offering Price	Percentage of Net Amount Invested
First Year	5.75%	6.10%
Second Year	5.00%	5.26%
Third Year	4.00%	4.16%
Fourth Year	3.00%	3.09%
Fifth Year	2.00%	2.04%
Sixth Year	2.00%	2.04%
Seventh Year	1.00%	1.01%
Eighth Year	0.00%	0.00%

CDSC Waivers.

The CDSC is waived on redemptions of Real Estate Fund Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code) of all registered owners occurring after the purchase of the shares being redeemed, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) in connection with returns of excess contributions to an IRA or other retirement plan, or (iv) effected pursuant to the right of the Real Estate Fund to liquidate a shareholder’s account as described under “How to Redeem Shares.”

Automatic Conversion of Real Estate Fund Class B Shares.

Real Estate Fund Class B Shares held for eight years after purchase are automatically converted into Real Estate Fund Class A Shares on the eighth anniversary after purchase. The Real Estate Fund will effect conversions of Real Estate Fund Class B Shares into Real Estate Fund Class A Shares only four times in any calendar year, on the fifteenth business day of the months of March, June, September and December (each, a “Conversion Date”). If the eighth anniversary after a purchase of Real Estate Fund Class B Shares falls on a Conversion Date, Real Estate Fund Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, Real Estate Fund Class B Shares will be converted on the next Conversion Date after such anniversary.

The Real Estate Fund Class A Shares (into which the Real Estate Fund Class B Shares will convert) are subject to ongoing annual 12b-1 fees of 0.30% of average daily net assets of such shares. The Class A front-end sales charge will not apply to converted shares.

The automatic conversion of Real Estate Fund Class B Shares to Real Estate Fund Class A Shares constitutes a tax-free exchange for federal income tax purposes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.

Each Fund intends to distribute all or substantially all of its net investment income and net capital gains to shareholders each year. Normally, income dividends will be paid quarterly for the Real Estate and Value Funds, and monthly for the High Yield Tax Free Fund and the Income Fund. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board of Directors. All such dividends and capital gain distributions are taxable to the shareholder whether received in cash or reinvested in shares. A portion of the distributions paid to each Fund and subsequently distributed to shareholders may be characterized as a return of capital. The final determination of the amount of the appropriate Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Real Estate Fund will distribute the return of capital it receives from the REITs in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization.

Dividends paid by the Real Estate Fund with respect to its Class A Shares and Class B Shares are calculated in the same manner and at the same time. Each class will share proportionately in the investment income and expenses of the Real Estate Fund, except that the per share dividends of Class B Shares will differ from the per share dividends of Class A Shares as a result of additional distribution expenses applicable to Class B Shares.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Transfer Agent. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

U.S. Federal Income Taxes.

The Funds expect that their distributions generally will consist of net investment income and any net short-term capital gains.

Dividends representing net investment income and distributions of net short-term capital gains are generally taxable as ordinary income, unless the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend” or is derived from qualified dividend income and, to the extent required for a particular Fund, is designated as qualified dividend income. Distributions of a Fund’s net capital gains are taxable to the shareholders as long-term capital gains, regardless of the length of time shares have been held by a shareholder. A Fund’s net capital gains are capital gains realized by the Fund from the sale of capital assets held by the Fund for more than one year, net of capital losses. Long-term capital gains received by a shareholder through such distributions are currently taxed at a maximum rate of 15% (other than for corporations). Without future Congressional action, the maximum tax rate on long-term capital gains applicable to capital gains dividends will return to 20% in 2011.

Under current law, qualified dividend income paid by a Fund to individual taxpayers is taxed at rates equal to those applicable to long-term capital gains. This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of a Fund with respect to its shares of such Fund, and the dividends paid to shareholders are attributable to qualified dividend income received by the Fund itself. For this purpose,

“qualified dividend income” means dividends received by a Fund from certain United States corporations and certain qualifying foreign corporations, provided the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For shareholders of the Real Estate Fund, distributions from REITs received by the Real Estate Fund generally are not qualified dividend income which could, in turn, be distributed to such shareholders as qualified dividend income. These special rules relating to the taxation of qualified dividend income from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, a Fund’s dividends, other than capital gain dividends, will generally be taxable at ordinary income tax rates unless further Congressional legislative action is taken.

Unlike dividends paid by the High Yield Tax Free Fund, dividends paid by the Income Fund will typically be derived from taxable investments. Such dividends will not be “exempt-interest dividends.” Preferred stock dividends received by the Income Fund may qualify as qualified dividend income, in which case the payment of such income to shareholders would be eligible for long-term capital gains tax rates.

Distributions received by a shareholder in any Fund may include nontaxable returns of capital, which will reduce a shareholder’s basis in shares of such Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as a capital gain.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above.

Upon the sale of shares of a Fund, shareholders of a Fund will generally recognize gain or loss in an amount equal to the difference between the amount received and the shareholder’s adjusted tax basis in the shares sold. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally 15% for gains recognized on the sale of capital assets held for more than one year. An exchange of shares in a Fund for shares in another Fund is treated for tax purposes as a taxable disposition of shares, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Each Fund will be required to withhold a portion of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Funds or if the shareholder is otherwise subject to backup withholding.

Shareholders will be advised annually as to the federal tax status of ordinary income dividends, qualified dividend income, exempt-interest dividends, and capital gains and return of capital distributions made by any Fund for the preceding year. Distributions by a Fund may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding their own tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the periods indicated. Certain information reflects results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund, assuming reinvestment of all dividends and distributions. The Income Fund is new and does not have an operating history. Information, once available, will be included in the Fund’s next annual or semi-annual report.

The information in the financial highlights table for the periods presented is included and can be read in conjunction with the Funds’ financial statements and related notes, which are in the Funds’ annual reports dated as of December 31, 2007 and semi-annual report dated as of June 30, 2008. The annual financial statements have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, for the fiscal year ended December 31, 2007. The report of Tait, Weller & Baker LLP is included in the Funds’ annual report. The semi-annual report is unaudited. Please turn to the back cover of this Prospectus to find out how you can obtain a copy of these reports.

Real Estate Fund Class A Shares

	For the Six-Month Period Ended June 30, 2008 (unaudited)	For the Two-Month Period Ended Dec. 31, 2007*	For the Year Ended Oct. 31, 2007	For the Year Ended Oct. 31, 2006	For the Year Ended Oct. 31, 2005	For the Year Ended Oct. 31, 2004	For the Year Ended Oct. 31, 2003
Net Asset Value, Beginning of Period	$11.31	$14.42	$16.22	$13.47	$12.90	$10.93	$8.96

Income from Investment Operations:
Net investment income	0.32 [1]	0.08	0.32	0.23	0.22	0.20	0.30
Net realized and unrealized gain (loss) on investments	(1.09)	(2.14)	(0.94)	3.16	1.00	2.37	2.30

Total from investment operations	(0.77)	(2.06)	(0.62)	3.39	1.22	2.57	2.60

Less Distributions:
Distributions from net investment income	(0.08)	(0.08)	(0.32)	(0.23)	(0.22)	(0.20)	(0.30)
Distributions from capital gains	—	(0.95)	(0.86)	(0.41)	(0.35)	(0.27)	(0.09)
Distributions from return of capital	—	(0.02)	—	—	(0.08)	(0.13)	(0.24)

Total distributions	(0.08)	(1.05)	(1.18)	(0.64)	(0.65)	(0.60)	(0.63)

Net Asset Value, End of Period	$10.46	$11.31	$14.42	$16.22	$13.47	$12.90	$10.93

Total Return[2]	(6.84)%[3]	(14.53)%[3]	(4.09)%	25.86%	9.59%	24.02%	30.07%
Ratios/Supplemental Data
Net assets, end of period (000)	$202,052	$215,592	$253,674	$237,612	$192,751	$178,104	$137,410
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.75%[4]	1.75%[4]	1.68%	1.71%	1.71%	1.77%	1.80%
After expense reimbursement or recapture	1.75%[4]	1.75%[4]	1.68%	1.71%	1.71%	1.83%	1.97%
Ratio of net investment income to average net assets	5.61%[4]	3.82%[4]	2.04%	1.40%	1.67%	1.69%	3.01%
Portfolio turnover	46.26%[3]	0.42%[3]	4.20%	3.10%	1.02%	4.17%	1.52%

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Calculation does not reflect sales load.
(3)	Calculation is not annualized.
(4)	Calculation is annualized.
*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

Real Estate Fund Class B Shares

	For the Six-Month Period Ended June 30, 2008 (unaudited)	For the Two-Month Period Ended Dec. 31, 2007*	For the Year Ended Oct. 31, 2007	For the Year Ended Oct. 31, 2006	For the Year Ended Oct. 31, 2005	For the Year Ended Oct. 31, 2004	For the Year Ended Oct. 31, 2003
Net Asset Value, Beginning of Period	$11.54	$14.68	$16.49	$13.69	$13.11	$11.11	$9.11

Income from Investment Operations:
Net investment income	0.28 [1]	0.06	0.21	0.13	0.15	0.12	0.26
Net realized and unrealized gain (loss) on investments	(1.11)	(2.17)	(0.95)	3.21	1.01	2.40	2.30

Total from investment operations	(0.83)	(2.11)	(0.74)	3.34	1.16	2.52	2.56

Less Distributions:
Distributions from net investment income	(0.07)	(0.06)	(0.21)	(0.13)	(0.15)	(0.12)	(0.26)
Distributions from capital gains	—	(0.95)	(0.86)	(0.41)	(0.35)	(0.27)	(0.09)
Distributions from return of capital	—	(0.02)	—	—	(0.08)	(0.13)	(0.21)

Total distributions	(0.07)	(1.03)	(1.07)	(0.54)	(0.58)	(0.52)	(0.56)

Net Asset Value, End of Period	$10.64	$11.54	$14.68	$16.49	$13.69	$13.11	$11.11

Total Return[2]	(7.22)%[3]	(14.64)%[3]	(4.78)%	25.02%	8.83%	23.13%	28.43%
Ratios/Supplemental Data
Net assets, end of period (000)	$6,601	$7,645	$9,491	$12,248	$11,597	$12,592	$11,983
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	2.45%[4]	2.45%[4]	2.38%	2.41%	2.41%	2.47%	2.50%
After expense reimbursement or recapture	2.45%[4]	2.45%[4]	2.38%	2.41%	2.41%	2.53%	2.67%
Ratio of net investment income (loss) to average net assets	4.85%[4]	3.12%[4]	1.34%	0.70%	0.97%	0.99%	2.31%
Portfolio turnover	46.26%[3]	0.42%[3]	4.20%	3.10%	1.02%	4.17%	1.52%

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Calculation does not reflect CDSC charges.
(3)	Calculation is not annualized.
(4)	Calculation is annualized.
*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

Value Fund Class A Shares

	For the Six-Month Period Ended June 30, 2008 (unaudited)	For the Two-Month Period Ended Dec. 31, 2007*		For the Year Ended Oct. 31, 2007	For the Year Ended Oct. 31, 2006	For the Year Ended Oct. 31, 2005	For the Year Ended Oct. 31, 2004	For the Year Ended Oct. 31, 2003
Net Asset Value, Beginning of Period	$14.29	$15.52		$14.23	$12.69	$11.74	$11.09	$9.63

Income from Investment Operations:
Net investment income	0.03 [1]	0.01		0.03	0.04	0.09	0.04	0.07
Net realized and unrealized gain (loss) on investments	(1.51)	(0.35)		1.84	1.67	0.98	0.68	1.51

Total from investment operations	(1.48)	(0.34)		1.87	1.71	1.07	0.72	1.58

Less Distributions:
Distributions from net investment income	(0.03)	(0.01)		(0.03)	(0.04)	(0.09)	(0.04)	(0.08)
Distributions from capital gains	(0.00)[2]	(0.88)		(0.55)	(0.13)	(0.03)	(0.01)	—
Distributions from return of capital	—	—		—	—	—	(0.02)	(0.04)

Total distributions	(0.03)	(0.89)		(0.58)	(0.17)	(0.12)	(0.07)	(0.12)

Net Asset Value, End of Period	$12.78	$14.29		$15.52	$14.23	$12.69	$11.74	$11.09

Total Return[3]	(10.35)%[4]	(2.30)%[2]		13.56%	13.52%	9.07%	6.48%	16.47%
Ratios/Supplemental Data
Net assets, end of period (000)	$59,872	$66,112		$66,487	$46,189	$40,347	$35,826	$17,279
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.95%[5]	1.95	% [5]	1.93%	2.07%	1.96%	2.03%	2.65%
After expense reimbursement or recapture	1.97%[5]	1.97%[5]		1.97%	1.97%	1.97%	1.97%	1.97%
Ratio of net investment income to average net assets	0.48%[5]	0.21%[5]		0.23%	0.26%	0.70%	0.41%	0.80%
Portfolio turnover	18.14%[4]	—		22.14%	14.37%	15.37%	—	—

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Amount represents less than $0.01per share.
(3)	Calculation does not reflect sales load.
(4)	Calculation is not annualized.
(5)	Calculation is annualized.
*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

High Yield Tax Free Fund Class A Shares

For the Period Ended June 30, 2008* (unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.18 [1]
Net unrealized loss on investments	(0.12)

Total from investment operations	0.06

Less Distributions:
Distributions from net investment income	(0.18)

Total distributions	(0.18)

Net Asset Value, End of Period	$9.88

Total Return[2]	0.61%[3]
Ratios/Supplemental Data
Net assets, end of period (000)	$14,675
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	3.54%[4]
After expense reimbursement or recapture	0.30%[4]
Ratio of net investment income to average net assets	2.26%[4]
Portfolio turnover	—

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Calculation does not reflect sales load.
(3)	Calculation is not annualized.
(4)	Calculation is annualized.
*	The Fund commenced operations on February 29, 2008.

The following notice does not constitute part of and is not

incorporated into the prospectus of the Funds.

DAVID LERNER ASSOCIATES, INC.

Privacy Policy Statement

David Lerner Associates, Inc. is committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications or other forms or via telephone calls with you;

•	Information about your transactions with us (such as your purchases, sales, or account balances); or

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information to any non-affiliated third parties, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide all of the above information to companies that perform marketing or administrative services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your non-public personal information.

This notice also applies to the following entities that may be deemed to be affiliated with David Lerner Associates, Inc.:

Spirit of America Investment Fund, Inc.

The Great Art Fund, LLC

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 390-5575

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 921-4200

Shareholder Services

PNC Global Investment Servicing

P.O. Box 9800

Providence, RI 02940-8000

(800) 452-4892

Counsel

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

Custodian

PFPC Trust Company

8800 Tinicum Boulevard, 4th Floor

Philadelphia, PA 19153

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Additional information about the Funds is contained in the Statement of Additional Information (the “SAI”). The SAI is incorporated by reference into this prospectus.

Additional information about the investments of each Fund is available in its annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain an SAI, annual report or semi-annual report for the Funds without charge, or request other information or make shareholder inquiries call collect 516-390-5565.

The Funds’ reports and SAI can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C. Information on the operation of the Public Reference Room is available from the SEC by calling 202-551-8090. The reports and other information are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. As of the date of this prospectus, the Funds’ reports and SAI are not currently available on the Fund’s website, which is under construction.

Investment Company File No. 811-08231